                                                                      Exhibit 16


          SUN LIFE FINANCIAL SERVICES OF CANADA INC. (HOLDING COMPANY)
                      SUN LIFE ASSURANCE COMPANY OF CANADA
                    INVESTMENT IN SUBSIDIARIES AND AFFILIATES


                                                                                      Shares Owned          Type of
                                                                                       by Company           Legal Entity
                                                                                       ----------           ------------
                                                                                 (Directly or Indirectly)
CANADA


           Sun Life Financial Quantitative Management Inc.                               100.00%            Corporation
           Spectrum Investment Management Limited                                        100.00%            Corporation
           Sun Life Financial Advisory Services Inc.                                     100.00%            Corporation
           IQON Financial Management Inc.                                                 51.00%            Corporation
                  IQON Financial Inc.                                                    100.00%            Corporation
           IQON Insurance Brokerage Inc.                                                  75.50%            Corporation
           McLean Budden Limited                                                          60.00%            Corporation
           3060097 Nova Scotia Company                                                   100.00%            Corporation
           Sun Life of Canada Group Assurance Company
                                                  (Inactive and to be dissolved)         100.00%            Corporation
           Sun Life Financial Trust Inc.                                                 100.00%            Corporation
           258256 Holdings Limited                                    (Inactive)          50.00%            Corporation
           Sun Life Securities Inc.                                                      100.00%            Corporation
               T.E. Financial Consultants Ltd.                                            33.00%            Corporation
                  T.E. Investment Counsel Inc.                                           100.00%            Corporation
           1245792 Ontario Inc.                                                          100.00%            Corporation
           The Stormont Electric Light & Power Company                                   100.00%            Corporation
               The Glengarry and Stormont Railway Company                                 71.30%            Corporation
           SECLON Inc.                                                                    30.00%            Corporation
           seclonLogic inc.                                                               30.00%            Corporation
           279906 Ontario Limited                                                         50.00%            Corporation
           Panorama Apartments Ltd.                                                      100.00%            Corporation
           Riverside Terrace (Ottawa) Limited                                            100.00%            Corporation
           S. & M. Developments Ltd.                                                     100.00%            Corporation
           169086 Canada Limited                                                         100.00%            Corporation
           Sun Life Financial Realty Advisors Inc.                                       100.00%            Corporation
           Preferred Vision Services Inc.                                                 20.00%            Corporation
           Canadian Insurers Capital Corporation I                                        19.05%            Corporation
           Canadian Insurers Capital Corporation II                                       21.43%            Corporation
           Amaulico Fund Ltd.                                                            100.00%            Corporation
           Amaulico Ltd.                                                                 100.00%            Corporation
           First Real Properties Limited                                                  17.50%            Corporation
           Sun Life (India) AMC Investments Inc.                                         100.00%            Corporation
           Sun Life (India) Distribution Investments Inc.                                100.00%            Corporation
           Sun Life (India) Securities Investments Inc.                                  100.00%            Corporation
           Sun Life Financial (China) Insurance Investments Inc.                         100.00%            Corporation
           Sun Life Financial (India) Insurance Investments Inc.                         100.00%            Corporation

                                                                                      Shares Owned          Type of
                                                                                       by Company           Legal Entity
                                                                                       ----------           ------------
                                                                                 (Directly or Indirectly)
UNITED STATES

           Sun Life Assurance Company of Canada -
                              U.S. Operations Holdings, Inc.                             100.00%            Corporation
                Sun Life Financial (Japan), Inc.                                         100.00%            Corporation
                Sun Life of Canada (U.S.) Financial Services Holdings, Inc.                99.7%            Corporation
                Massachusetts Financial Services Company                                   85.2%            Corporation
                    MFS Institutional Advisors, Inc.                                     100.00%            Corporation
                       MFS Institutional Advisors (Australia) Ltd.  (Australia)          100.00%            Corporation
                    MFS Fund Distributors, Inc.                                          100.00%            Corporation
                    MFS International Ltd.                          (Bermuda)            100.00%            Corporation
                       MFS International (U.K.) Ltd.                                     100.00%            Corporation
                       MFS International S.C. Ltda.                 (Brazil)             100.00%            Corporation
                    Vertex Investment Management, Inc.                                   100.00%            Corporation
                                  MFS Retirement Services, Inc.                          100.00%            Corporation
                    MFS Service Center, Inc.                                             100.00%            Corporation
                    MFS Heritage Trust Company                                           100.00%            Corporation
                       New England Streaming Media, LLC                                   86.00%            LLC
                    MFS Investment Management (LUX) S.A.            (Luxembourg)         100.00%            Corporation
                    MFS Original Research Advisers, LLC                                  100.00%            LLC
                    MFS Original Research Partners, LLC                                  100.00%            LLC
                    MFS Japan Holdings, LLC                                               50.00%            LLC
                       MFS Investment Management K.K.               (Japan)              100.00%
                    Corporation
             Sun Life of Canada (U.S.) Holdings, Inc.                                    100.00%            Corporation
                Sun Canada Financial Co.                                                 100.00%            Corporation
                Sun Life of Canada (U.S.) Capital Trust 1                                   **              Delaware Business Trust
                    Sun Life of Canada (U.S.) Limited Partnership 1                         *               LLP
                Sun Life Assurance Company of Canada (U.S.)                              100.00%            Corporation
                    Sun Life of Canada (U.S.) Holdings General Partner, Inc.             100.00%            Corporation
                    Sun Life Insurance and Annuity Company of New York                   100.00%            Corporation
                    Sun Life of Canada (U.S.) Distributors, Inc.                         100.00%            Corporation
                       Sunesco Insurance Agency, Inc.                                    100.00%            Corporation
                    Sun Benefit Services Company, Inc. (SUNBESCO)                        100.00%            Corporation
                    Sun Life Financial Services Limited             (Bermuda)            100.00%            Corporation
                    Sun Life of Canada (U.S.) SPE 97-1, Inc.                             100.00%            Corporation
                    Clarendon Insurance Agency, Inc.                                     100.00%            Corporation
                    Sun Capital Advisers, Inc.                                           100.00%            Corporation
                    Vision Financial Corporation                                         100.00%            Corporation
                Sun Life Financial (U.S.) Finance, Inc.                                  100.00%            Corporation
             Keyport Life Insurance Company                                              100.00%            Corporation
                Keyport Ltd.                                                             100.00%            Corporation
                Keyport Financial Services Corp.                                         100.00%            Corporation
                Keyport Benefit Life Insurance Company                                   100.00%            Corporation
                Independence Life and Annuity Company                                    100.00%            Corporation
             Sun Life Financial (U.S.) Holdings, Inc.                                    100.00%            Corporation
                Sun Life Financial (U.S.) Investments LLC                                100.00%            LLC
             Liberty Securities Corporation                                              100.00%            Corporation
             LSC Insurance Agency of Nevada, Inc.                                        100.00%            Corporation
             LSC Insurance Agency of New Mexico, Inc.                                    100.00%            Corporation
             LSC Insurance Agency of Arizona, Inc.                                       100.00%            Corporation
             Independent Financial Marketing Group, Inc                                  100.00%            Corporation
                IFS Agencies, Inc.                                                       100.00%            Corporation
                IFS Insurance Agencies of Ohio, Inc.                                     100.00%            Corporation
                IFS Agencies of Alabama, Inc.                                            100.00%            Corporation
                IFS Agencies of New Mexico, Inc.                                         100.00%            Corporation
                IFS Insurance Agencies of Texas, Inc.***                                 100.00%            Corporation
                IFMG of Oklahoma, Inc.***                                                100.00%            Corporation



* The sole general partner of Sun Life of Canada (U.S.) Limited Partnership I (the "Limited Partnership") is Sun Life of Canada (U.S.) Holdings General Partner, Inc. (the "General Partner"). The General Partner holds approximately 10% of the economic interest in Limited Partnership, while Sun Life of Canada (U.S.) Capital Trust I holds approximately 90% of the economic interest in the Limited Partnership.

** Sun Life of Canada (U.S.) Holdings, Inc. owns 100% of the common undivided beneficial ownership interests in the assets of the Sun Life of Canada (U.S.) Capital Trust I, a statutory business trust organized in Delaware.


*** Pursuant to State Law, shares must be held by individuals, all of whom are officers of Independent Financial Marketing Group, Inc. or the entity in question, or both. If any of these individuals ceases to be so employed, the shares revert to the company at issue.

                                                                                      Shares Owned         Type of
                                                                                       by Company          Legal Entity
                                                                                       ----------          ------------
                                                                                 (Directly or Indirectly)
UNITED KINGDOM


           Sun Life of Canada UK Holdings plc                                            100.00%           Public Liability Company
              Confederation U.K. Holdings Limited                                        100.00%           Limited Company
                Confederation Life Insurance Company (U.K.) Limited   (Inactive)         100.00%           Private Limited Company
              SLC Financial Services (U.K.) Limited                                      100.00%           Corporation
                Sun Bank plc                                                             100.00%           Public Liability Company
                  Confederation Mortgage Services (UK) Limited  (In liquidation)         100.00%           Corporation
                  Confederation Mortgage Services Limited                                100.00%           Corporation
                  Sun Bank Offshore Ltd.                                                 100.00%           Corporation
                  Primett Property Management Limited                 (Inactive)         100.00%           Corporation
                  Exeter Trust Limited                                                   100.00%           Corporation
                    Exeter Trust Financial Services Limited                              100.00%           Corporation
                    Exeter Trust Insurance Services Limited     (In liquidation)         100.00%           Corporation
                    Sunexeter Limited                           (In liquidation)         100.00%           Corporation
                Confederation Property Services Limited                                  100.00%           Corporation
                Sun Life of Canada (UK) Group Services Limited                           100.00%           Private Liability Company
              Sun Life Assurance Company of Canada (U.K.) Limited                        100.00%           Private Liability Company
                Confederation Capital Corp. plc                       (Inactive)         100.00%           PLC
                Sun Life of Canada Independent Limited           (In close down)         100.00%           Private Liability Company
                SLC Pooled Pensions Limited                                              100.00%           Private Liability Company
                Host Network Limited                            (Being wound up)         100.00%           Limited Company
                Sun Life of Canada Unit Managers Limited (SLOCUM)                        100.00%           Private Liability Company
              Sun Life Financial of Canada Trustee Limited                               100.00%           Limited Company
              Sun Life of Canada Nominees Limited(SLOCNOM)                               100.00%           Private Liability Company
              SLC Asset Management Limited                                               100.00%           Private Liability Company
                Langbourn Property Investment Services Limited                           100.00%           Private Liability Company
                  Courts Nominees Limited                                                100.00%           Private Liability Company
                  Eagle Nominees Limited                                                 100.00%           Private Liability Company
                  Mare Nominees Limited                                                  100.00%           Private Liability Company
                  SLC Langbourn Nominees (No. 1) Limited                                 100.00%           Private Limited Company
                  SLC Langbourn Nominees (No. 2) Limited                                 100.00%           Private Limited Company
                  Langbourn Financial Services Limited                                   100.00%           Private Liability Company
                    Broad Street Mall Limited                                            100.00%           Private Liability Company
                    Broad Street Mall (No. 1) Limited                                    100.00%           Private Liability Company
                    Broad Street Mall (No. 2) Limited                                    100.00%           Private Liability Company
                    Buckingham Estate (General Partner) Limited                          100.00%           Private Liability Company

                                                                                      Shares Owned         Type of
                                                                                       by Company          Legal Entity
                                                                                       ----------          ------------
                                                                                 (Directly or Indirectly)
FOREIGN

           Sun Life Information Services Ireland Limited           (Ireland)             100.00%           Corporation
           Sun Life of Canada (International) Limited              (Bermuda)             100.00%           Corporation
           Sun Life of Canada International Assurance Limited      (Barbados)            100.00%           Corporation
           Sun Life Assurance Company of Canada (Barbados) Limited (Barbados)            100.00%           Corporation
           Sun Life Inversiones S.A.                               (Chile)               100.00%           Corporation
               Administradora de Fondos de Pensiones Cuprum S.A.   (Chile)                31.72%           Corporation
           PT Asuransi Sun Life Indonesia                          (Indonesia)            80.00%           Limited Liability Company
           Sun Life (Hungary) Group Financing Ltd.                 (Hungary)             100.00%           Corporation
           Middlesmart Limited                                     (U.K.)                100.00%           Private Limited Company
               Sun Life of Canada (Netherlands) B.V.               (Netherlands)         100.00%           Corporation
                  Sun Life of Canada (Philippines), Inc.           (Philippines)         100.00%           Corporation
                      Sun Life Asset Management Company, Inc.      (Philippines)         100.00%           Corporation
                      Sun Life Financial Plans, Inc.               (Philippines)         100.00%           Corporation
           Birla Sun Life Trustee Company Limited                  (India)                50.00%           Corporation
           Birla Sun Life Asset Management Company Limited         (India)                50.00%           Corporation
               Birla Sun Life AMC (Mauritius) Limited              (Mauritius)           100.00%           t.b.a.
           Birla Sun Life Distribution Company Limited             (India)               50.001%           Corporation
           Birla Sun Life Securities Limited                       (India)                49.00%           Corporation



1000\896\OSFI\OSFI-54-10.070-LEGAL ENTITY.doc
Updated as of October 30, 2001